                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

                         SUPPLEMENT DATED MARCH 1, 2000
                    TO THE PROSPECTUS DATED APRIL 30, 1999,
                       AS SUPPLEMENTED ON OCTOBER 8, 1999

     (1) At the shareholder meeting held on September 22, 1999 for the Emerging Growth Portfolio (the "Portfolio"), a series of Van Kampen Life Investment Trust, the shareholders approved changing the Portfolio's investment objective to read as follows:

     "The investment objective of the Portfolio is to seek capital appreciation."

     In addition, the Portfolio replaced its fundamental investment policy on investing in small- and medium-size companies with a non-fundamental investment policy that reads as follows:

     "Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises."

     References in the prospectus to the Portfolio's investment objective and the fundamental investment policy regarding investments in small- and medium-size companies are hereby deleted and replaced by the statements set forth above.

     (2) The fifth paragraph of the section in the Prospectus entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

          The Emerging Growth Portfolio is managed by a group of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been Senior Vice President of the Adviser and Advisory Corp. since September 1995. Prior to September 1995, Mr. Lewis was Vice President and Portfolio Manager to the Adviser since June 1991. Mr. Lewis has been employed by the Adviser since September 1986. Mr. Lewis has been affiliated with the Portfolio since its inception. Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Portfolio. Mr. Brickhouse, a Portfolio

     Manager and Vice President of the Adviser and Advisory Corp. since January 1999, has been an Associate Portfolio Manager of the Adviser and Advisory Corp. since September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management since 1995. Mr. Brickhouse has been affiliated with the Portfolio since September 1997. Mr. Hart has been a Portfolio Manager since January 1998 and Vice President of the Adviser and Advisory Corp. since December 1998. Prior to January 1998, Mr. Hart was Associate Portfolio Manager of the Adviser and Advisory Corp. Prior to August 1997, Mr. Hart was with AIM Capital Management, Inc. since June 1992, working in various positions within the portfolio area the entire five years he was there, with his last position being a convertible bonds analyst. Mr. Hart has been affiliated with the Portfolio since January 2000. Ms. Luby, a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998, became an Assistant Vice President of the Adviser and Advisory Corp. in December of 1997. Ms. Luby was an Associate Portfolio Manager of the Adviser since July 1995. Prior to July 1995, she spent eight years at AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the investment area was that of Senior Securities Analyst. Ms. Luby has been affiliated with the Portfolio since July 1995. Mr. Walker, a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999, has been an Assistant Vice President of the Adviser and Advisory Corp. since June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of the Adviser, having worked for the Adviser since October 1990. Mr. Walker has been affiliated with the Portfolio since May 1996. Mr. Walker is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since September 1997.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE